Exhibit 99.2

The Travelers Companies, Inc.
Financial Supplement - First Quarter 2010

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights ($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Net income	$662	$740	$935	$1,285	$647
Net income per share:
Basic	$1.12	$1.27	$1.66	$2.39	$1.26
Diluted	$1.11	$1.27	$1.65	$2.36	$1.25

Operating income	$799	$732	$914	$1,155	$631
Operating income per share:
Basic	$1.36	$1.26	$1.62	$2.15	$1.23
Diluted	$1.34	$1.25	$1.61	$2.12	$1.22

Return on equity	10.2%	11.1%	13.6%	18.5%	9.6%
Operating return on equity	12.4%	11.3%	14.1%	18.0%	10.1%

Total assets, at period end	$110,313	$111,135	$112,407	$109,560	$108,696
Total equity, at period end	$26,497	$26,920	$28,160	$27,415	$26,671

Book value per share, at period end	$45.12	$47.29	$51.24	$52.54	$53.50
Less: Net unrealized investment gains, net of tax	0.93	1.53	4.08	3.58	3.90
Adjusted book value per share, at period end	$44.19	$45.76	$47.16	$48.96	$49.60

Weighted average number of common shares outstanding (basic)	584.6	575.8	558.4	532.8	508.4
Weighted average number of common shares outstanding and common stock equivalents (diluted)	590.4	579.8	564.1	540.1	515.1
Common shares outstanding at period end	585.3	567.5	547.9	520.3	497.0

Common stock dividends declared	$177	$172	$166	$175	$168

Common stock repurchased:
Under repurchase authorization (1)
Shares	—	18.5	20.8	30.1	27.0
Cost	$—	$750	$1,000	$1,550	$1,400
Other
Shares	0.7	0.3	—	0.4	0.8
Cost	$27	$13	$3	$22	$40

(1)  Repurchased under Board of Director authorization.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Net income
Operating income	$799	$732	$914	$1,155	$631
Net realized investment gains (losses)	(137)	8	21	130	16
Net income	$662	$740	$935	$1,285	$647

Basic earnings per share
Operating income	$1.36	$1.26	$1.62	$2.15	$1.23
Net realized investment gains (losses)	(0.24)	0.01	0.04	0.24	0.03
Net income	$1.12	$1.27	$1.66	$2.39	$1.26

Diluted earnings per share
Operating income	$1.34	$1.25	$1.61	$2.12	$1.22
Net realized investment gains (losses)	(0.23)	0.02	0.04	0.24	0.03
Net income	$1.11	$1.27	$1.65	$2.36	$1.25

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Basic
Net income, as reported	$662	$740	$935	$1,285	$647
Preferred stock dividends, net of taxes	(1)	(1)	(1)	—	(1)
Participating share-based awards - allocated income	(5)	(5)	(6)	(10)	(5)
Net income available to common shareholders - basic	$656	$734	$928	$1,275	$641

Diluted
Net income available to common shareholders - basic	$656	$734	$928	$1,275	$641
Effect of dilutive securities:
Convertible preferred stock	1	1	1	—	1
Performance shares	—	—	1	1	—
Zero coupon convertible notes	1	—	—	—	—
Net income available to common shareholders - diluted	$658	$735	$930	$1,276	$642

Common Shares
Basic
Weighted average shares outstanding	584.6	575.8	558.4	532.8	508.4

Diluted
Weighted average shares outstanding	584.6	575.8	558.4	532.8	508.4
Weighted average effects of dilutive securities:
Convertible preferred stock	2.2	2.1	2.0	1.9	1.9
Stock options and performance shares	2.0	1.9	3.7	5.4	4.8
Zero coupon convertible notes	1.6	—	—	—	—
Diluted weighted average shares outstanding	590.4	579.8	564.1	540.1	515.1

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Statement of Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Revenues
Premiums	$5,301	$5,353	$5,421	$5,343	$5,230
Net investment income	542	658	763	813	753
Fee income	73	89	72	72	79
Net realized investment gains (losses)	(214)	13	29	189	25
Other revenues	33	49	42	39	32
Total revenues	5,735	6,162	6,327	6,456	6,119

Claims and expenses
Claims and claim adjustment expenses	3,190	3,335	3,123	2,760	3,388
Amortization of deferred acquisition costs	944	953	967	949	929
General and administrative expenses (1)	782	839	889	856	847
Interest expense	92	94	98	98	98
Total claims and expenses	5,008	5,221	5,077	4,663	5,262

Income before income taxes	727	941	1,250	1,793	857
Income tax expense	65	201	315	508	210
Net income	$662	$740	$935	$1,285	$647

Net realized investment gains (losses)
Other-than-temporary impairment losses:
Total losses	$(184)	$(75)	$(43)	$(21)	$(1)
Portion of losses recognized in accumulated other changes in equity from nonowner sources	—	45	24	(4)	(9)
Other-than-temporary impairment losses	(184)	(30)	(19)	(25)	(10)
Other net realized investment gains (losses)	(30)	43	48	214	35
Net realized investment gains (losses)	$(214)	$13	$29	$189	$25

Other statistics
Effective tax rate on net investment income	12.6%	16.7%	19.2%	19.8%	18.9%
Net investment income (after-tax)	$474	$547	$616	$653	$610

Catastrophes, net of reinsurance:
Pre-tax	$83	$200	$158	$16	$471
After-tax	$54	$130	$103	$10	$312

(1)  In 1Q 2009 and 2Q 2009 “General and administrative expenses” includes $(61) million, and $(26) million respectively, of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Underwriting gain	$353	$206	$338	$540	$80
Net investment income	474	547	616	653	610
Other, including interest expense	(28)	(21)	(40)	(38)	(59)
Operating income	799	732	914	1,155	631
Net realized investment gains (losses)	(137)	8	21	130	16
Net income	$662	$740	$935	$1,285	$647

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	59.7%	61.4%	57.0%	51.1%	64.0%
Underwriting expense ratio (3)	30.9%	31.8%	32.7%	32.3%	32.4%
Combined ratio	90.6%	93.2%	89.7%	83.4%	96.4%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	90.1%	92.6%	89.1%	82.9%	95.8%

Impact of catastrophes on combined ratio	1.6%	3.7%	2.9%	0.3%	9.0%
Impact of prior year reserve development on combined ratio	-4.9%	-4.9%	-5.7%	-9.4%	-5.6%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Billing and policy fees	$27	$27	$26	$27	$27
Fee income:
Loss and loss adjustment expenses	$20	$42	$24	$28	$36
Underwriting expenses	53	47	48	44	43
Total fee income	$73	$89	$72	$72	$79

(3)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (1.2), and (0.5) points for 1Q 2009, and 2Q 2009 respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Revenues
Premiums	$5,301	$5,353	$5,421	$5,343	$5,230
Net investment income	542	658	763	813	753
Fee income	73	89	72	72	79
Other revenues	33	49	42	39	32
Total revenues	5,949	6,149	6,298	6,267	6,094

Claims and expenses
Claims and claim adjustment expenses	3,190	3,335	3,123	2,760	3,388
Amortization of deferred acquisition costs	944	953	967	949	929
General and administrative expenses	782	839	889	856	847
Interest expense	92	94	98	98	98
Total claims and expenses	5,008	5,221	5,077	4,663	5,262

Operating income before income taxes	941	928	1,221	1,604	832
Income tax expense	142	196	307	449	201
Operating income	$799	$732	$914	$1,155	$631

Other statistics
Effective tax rate on net investment income	12.6%	16.7%	19.2%	19.8%	18.9%
Net investment income (after-tax)	$474	$547	$616	$653	$610

Catastrophes, net of reinsurance:
Pre-tax	$83	$200	$158	$16	$471
After-tax	$54	$130	$103	$10	$312

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Statutory underwriting
Gross written premiums	$5,863	$5,969	$5,935	$5,518	$5,803
Net written premiums	$5,203	$5,605	$5,340	$5,188	$5,251

Net earned premiums	$5,301	$5,353	$5,421	$5,343	$5,230
Losses and loss adjustment expenses	3,159	3,300	3,090	2,736	3,349
Underwriting expenses	1,710	1,724	1,770	1,658	1,708
Statutory underwriting gain	432	329	561	949	173
Policyholder dividends	8	6	7	4	8
Statutory underwriting gain after policyholder dividends	$424	$323	$554	$945	$165

Other statutory statistics
Reserves for losses and loss adjustment expenses	$41,156	$41,495	$41,357	$40,923	$40,849
Increase (decrease) in reserves	$(151)	$339	$(138)	$(434)	$(74)
Statutory surplus	$21,561	$21,267	$22,050	$23,195	$21,607
Net written premiums/surplus (1)	1.01:1	1.02:1	0.98:1	0.92:1	0.99:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Written premiums
Gross	$5,863	$5,969	$5,935	$5,518	$5,803
Ceded	(660)	(364)	(595)	(330)	(552)
Net	$5,203	$5,605	$5,340	$5,188	$5,251

Earned premiums
Gross	$5,808	$5,862	$5,915	$5,835	$5,697
Ceded	(507)	(509)	(494)	(492)	(467)
Net	$5,301	$5,353	$5,421	$5,343	$5,230

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Business Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Revenues
Premiums	$2,757	$2,770	$2,768	$2,673	$2,628
Net investment income	355	451	529	567	528
Fee income	73	89	72	72	79
Other revenues	6	12	14	10	6
Total revenues	3,191	3,322	3,383	3,322	3,241

Claims and expenses
Claims and claim adjustment expenses	1,618	1,644	1,508	1,267	1,583
Amortization of deferred acquisition costs	449	450	448	428	425
General and administrative expenses (1)	467	493	517	489	481
Total claims and expenses	2,534	2,587	2,473	2,184	2,489

Operating income before federal income taxes	657	735	910	1,138	752
Income taxes	110	175	242	323	185
Operating income	$547	$560	$668	$815	$567

Other statistics
Effective tax rate on net investment income	10.8%	15.9%	18.8%	19.7%	18.6%
Net investment income (after-tax)	$317	$379	$429	$456	$430

Catastrophes, net of reinsurance:
Pre-tax	$12	$59	$86	$19	$135
After-tax	$8	$38	$56	$12	$88

(1)  In 1Q 2009, and 2Q 2009 “General and administrative expenses” includes $(26) million, and $(12) million, respectively, of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Business Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Underwriting gain	$226	$172	$228	$351	$132
Net investment income	317	379	429	456	430
Other	4	9	11	8	5
Operating income	$547	$560	$668	$815	$567

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.8%	57.6%	53.5%	46.3%	58.7%
Underwriting expense ratio (3)	31.2%	32.2%	33.0%	32.5%	32.7%
Combined ratio	89.0%	89.8%	86.5%	78.8%	91.4%

Impact of catastrophes on combined ratio	0.4%	2.1%	3.1%	0.7%	5.1%
Impact of prior year reserve development on combined ratio	-6.6%	-7.8%	-9.5%	-13.6%	-9.2%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Billing and policy fees	$4	$4	$4	$4	$4
Fee income:
Loss and loss adjustment expenses	$20	$42	$24	$28	$36
Underwriting expenses	53	47	48	44	43
Total fee income	$73	$89	$72	$72	$79

(3)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (0.9), and (0.4) points for 1Q 2009, and 2Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Statutory underwriting
Gross written premiums	$3,294	$3,046	$3,029	$2,729	$3,118
Net written premiums	$2,963	$2,813	$2,611	$2,515	$2,834

Net earned premiums	$2,757	$2,770	$2,768	$2,673	$2,628
Losses and loss adjustment expenses	1,592	1,603	1,479	1,240	1,547
Underwriting expenses	903	877	892	820	866
Statutory underwriting gain	262	290	397	613	215
Policyholder dividends	4	4	4	3	4
Statutory underwriting gain after policyholder dividends	$258	$286	$393	$610	$211

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Net written premiums by market
Select Accounts	$731	$732	$655	$638	$702
Commercial Accounts	710	564	609	610	706
National Accounts	259	227	197	219	226
Industry-Focused Underwriting	617	581	564	517	569
Target Risk Underwriting	422	458	360	328	412
Specialized Distribution	222	247	221	199	215
Total core	2,961	2,809	2,606	2,511	2,830
Business Insurance other	2	4	5	4	4
Total	$2,963	$2,813	$2,611	$2,515	$2,834

Net written premiums by product line
Commercial multi-peril	$789	$730	$682	$732	$784
Workers’ compensation	748	593	587	558	725
Commercial automobile	485	497	498	447	483
Property	463	507	401	356	430
General liability	479	486	443	421	412
Other	(1)	—	—	1	—
Total	$2,963	$2,813	$2,611	$2,515	$2,834

National accounts
Additions to claim volume under administration (1)	$594	$452	$403	$454	$536
Written fees	$85	$70	$65	$63	$74

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Revenues
Premiums	$801	$810	$861	$861	$824
Net investment income	104	107	118	123	111
Other revenues	6	7	7	7	6
Total revenues	911	924	986	991	941

Claims and expenses
Claims and claim adjustment expenses	442	442	463	400	516
Amortization of deferred acquisition costs	146	151	162	163	153
General and administrative expenses (1)	138	146	141	154	149
Total claims and expenses	726	739	766	717	818

Operating income before federal income taxes	185	185	220	274	123
Income taxes	37	52	53	80	37
Operating income	$148	$133	$167	$194	$86

Other statistics
Effective tax rate on net investment income	19.4%	20.9%	21.7%	20.8%	21.0%
Net investment income (after-tax)	$84	$84	$93	$97	$87

Catastrophes, net of reinsurance (2):
Pre-tax	$—	$2	$4	$(3)	$86
After-tax	$—	$1	$3	$(2)	$62

(1)  In 1Q 2009 “General and administrative expenses” includes $(1) million of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2009, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Underwriting gain (loss)	$60	$44	$69	$93	$(5)
Net investment income	84	84	93	97	87
Other	4	5	5	4	4
Operating income	$148	$133	$167	$194	$86

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	54.7%	54.4%	53.3%	46.3%	62.3%
Underwriting expense ratio (2)	35.5%	36.5%	35.4%	36.8%	36.6%
Combined ratio	90.2%	90.9%	88.7%	83.1%	98.9%

Impact of catastrophes on combined ratio	0.0%	0.2%	0.5%	-0.3%	10.4%
Impact of prior year reserve development on combined ratio	-1.4%	-1.4%	-2.9%	-13.9%	-4.2%

(1)  Before policyholder dividends.

(2)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (0.1) for 1Q 2009.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Statutory underwriting
Gross written premiums	$842	$975	$918	$978	$898
Net written premiums	$563	$914	$870	$938	$681

Net earned premiums	$801	$810	$861	$861	$824
Losses and loss adjustment expenses	437	448	459	403	513
Underwriting expenses	286	298	288	301	308
Statutory underwriting gain	78	64	114	157	3
Policyholder dividends	4	2	3	1	4
Statutory underwriting gain (loss) after policyholder dividends	$74	$62	$111	$156	$(1)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Financial, Professional & International Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Net written premiums by market
Bond & Financial Products	$334	$558	$574	$574	$362
International	229	356	296	364	319
Total	$563	$914	$870	$938	$681

Net written premiums by product line
General liability	$129	$256	$252	$269	$132
Fidelity & surety	170	265	291	274	194
International	229	356	296	364	319
Other	35	37	31	31	36
Total	$563	$914	$870	$938	$681

In 2Q 2009, results from the surety bond operation in Canada were reclassified from the “Bond & Financial Products” market to the “International” market, and from the “Fidelity & surety” product line to the “International” product line.  All prior period amounts have been restated to reflect this reclassification.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Personal Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Revenues
Premiums	$1,743	$1,773	$1,792	$1,809	$1,778
Net investment income	83	100	116	123	114
Other revenues	21	21	20	22	20
Total revenues	1,847	1,894	1,928	1,954	1,912

Claims and expenses
Claims and claim adjustment expenses	1,130	1,249	1,152	1,093	1,289
Amortization of deferred acquisition costs	349	352	357	358	351
General and administrative expenses (1)	170	187	220	207	207
Total claims and expenses	1,649	1,788	1,729	1,658	1,847

Operating income before federal income taxes	198	106	199	296	65
Income taxes	44	18	50	86	6
Operating income	$154	$88	$149	$210	$59

Other statistics
Effective tax rate on net investment income	12.0%	16.1%	18.7%	19.5%	18.6%
Net investment income (after-tax)	$73	$84	$94	$100	$93

Catastrophes, net of reinsurance:
Pre-tax	$71	$139	$68	$—	$250
After-tax	$46	$91	$44	$—	$162

(1)  In 1Q 2009, and 2Q 2009 “General and administrative expenses” includes $(34) million, and $(14) million respectively, of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Personal Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Underwriting gain (loss)	$67	$(10)	$41	$96	$(47)
Net investment income	73	84	94	100	93
Other	14	14	14	14	13
Operating income	$154	$88	$149	$210	$59

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	64.9%	70.5%	64.3%	60.4%	72.5%
Underwriting expense ratio (2)	28.4%	29.1%	30.9%	30.0%	30.1%
Combined ratio	93.3%	99.6%	95.2%	90.4%	102.6%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	91.7%	97.7%	93.3%	89.0%	100.9%

Impact of catastrophes on combined ratio	4.1%	7.9%	3.8%	0.0%	14.0%
Impact of prior year reserve development on combined ratio	-3.7%	-1.9%	-1.3%	-0.8%	-1.0%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Billing and policy fees	$23	$23	$22	$23	$23

(2)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (2.0), and (0.8) points for 1Q 2009, and 2Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Statutory underwriting
Gross written premiums	$1,727	$1,948	$1,988	$1,811	$1,787
Net written premiums	$1,677	$1,878	$1,859	$1,735	$1,736

Net earned premiums	$1,743	$1,773	$1,792	$1,809	$1,778
Losses and loss adjustment expenses	1,130	1,249	1,152	1,093	1,289
Underwriting expenses	521	549	590	537	534
Statutory underwriting gain (loss)	$92	$(25)	$50	$179	$(45)

Policies in force (in thousands)
Automobile	2,509	2,491	2,482	2,480	2,489
Homeowners and other	4,861	4,901	4,944	4,985	5,030

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Automobile) (1)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Statutory underwriting

Gross written premiums	$924	$919	$905	$862	$917
Net written premiums	$917	$914	$898	$857	$913

Net earned premiums	$913	$917	$915	$916	$892
Losses and loss adjustment expenses	668	639	643	682	613
Underwriting expenses	254	249	247	237	249
Statutory underwriting gain (loss)	$(9)	$29	$25	$(3)	$30

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	73.2%	69.7%	70.2%	74.5%	68.7%
Underwriting expense ratio	27.0%	26.7%	27.1%	26.4%	26.7%
Combined ratio	100.2%	96.4%	97.3%	100.9%	95.4%

Impact of catastrophes on combined ratio	0.9%	1.0%	0.8%	0.0%	0.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$8	$9	$7	$—	$7
After-tax	$5	$6	$5	$—	$4

Policies in force (in thousands)	2,489	2,466	2,451	2,443	2,447
Change from prior year quarter	-0.2%	-2.3%	-3.0%	-2.7%	-1.7%
Change from prior quarter	-0.9%	-0.9%	-0.6%	-0.3%	0.2%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Billing and policy fees	$13	$14	$12	$13	$13

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Statutory underwriting

Gross written premiums	$792	$1,018	$1,067	$932	$849
Net written premiums	$749	$952	$946	$861	$803

Net earned premiums	$824	$846	$865	$879	$870
Losses and loss adjustment expenses	458	599	499	399	662
Underwriting expenses	239	268	306	275	252
Statutory underwriting gain (loss)	$127	$(21)	$60	$205	$(44)

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	55.6%	70.8%	57.7%	45.4%	76.1%
Underwriting expense ratio	26.8%	28.4%	31.3%	31.2%	30.6%
Combined ratio	82.4%	99.2%	89.0%	76.6%	106.7%

Impact of catastrophes on combined ratio	7.6%	15.3%	7.0%	0.0%	27.9%

Catastrophe losses, net of reinsurance:
Pre-tax	$63	$130	$61	$—	$242
After-tax	$41	$85	$39	$—	$158

Policies in force (in thousands)	4,850	4,886	4,923	4,959	5,000
Change from prior year quarter	3.1%	2.8%	2.5%	2.8%	3.1%
Change from prior quarter	0.5%	0.7%	0.8%	0.7%	0.8%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Billing and policy fees	$10	$9	$10	$10	$10

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Revenues
Net investment income	$—	$—	$—	$—	$—
Other revenues	—	9	1	—	—
Total revenues	—	9	1	—	—

Claims and expenses
Interest expense	92	94	98	98	98
General and administrative expenses	7	13	11	6	10
Total claims and expenses	99	107	109	104	108

Operating loss before federal income tax benefit	(99)	(98)	(108)	(104)	(108)
Income taxes	(49)	(49)	(38)	(40)	(27)
Operating loss	$(50)	$(49)	$(70)	$(64)	$(81)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	March 31,	December 31,
	2010 (1)	2009
Assets
Fixed maturities, available for sale, at fair value (including $83 and $90 subject to securities lending) (amortized cost $62,463 and $63,311)	$65,116	$65,847
Equity securities, available for sale, at fair value (cost $367 and $373)	463	451
Real estate	851	865
Short-term securities	4,648	4,852
Other investments	2,963	2,950
Total investments	74,041	74,965

Cash	251	255
Investment income accrued	777	825
Premiums receivable	5,564	5,471
Reinsurance recoverables	12,727	12,816
Ceded unearned premiums	997	916
Deferred acquisition costs	1,767	1,758
Deferred tax asset	560	672
Contractholder receivables	5,840	5,797
Goodwill	3,365	3,365
Other intangible assets	564	588
Other assets	2,243	2,132
Total assets	$108,696	$109,560

	March 31,	December 31,
	2010 (1)	2009
Liabilities
Claims and claim adjustment expense reserves	$52,841	$53,127
Unearned premium reserves	10,935	10,861
Contractholder payables	5,840	5,797
Payables for reinsurance premiums	638	546
Debt	6,525	6,527
Other liabilities	5,246	5,287
Total liabilities	82,025	82,145

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.2 shares issued and outstanding at both dates)	77	79
Common stock (1,748.6 shares authorized; 497.0 and 520.3 shares issued and outstanding)	19,762	19,593
Retained earnings	16,792	16,315
Accumulated other changes in equity from nonowner sources	1,271	1,219
Treasury stock, at cost (227.4 and 199.6 shares)	(11,231)	(9,791)
Total shareholders’ equity	26,671	27,415
Total liabilities and shareholders’ equity	$108,696	$109,560

(1) Preliminary.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2010	Yield (1)	2009	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$24,178	4.95%	$25,006	4.91%
Tax-exempt fixed maturities	40,938	4.07%	40,841	4.08%
Total fixed maturities	65,116	4.41%	65,847	4.40%

Non-redeemable preferred stocks	236	6.61%	232	6.60%
Common stocks	227		219
Total equity securities	463		451

Real estate	851		865

Short-term securities	4,648	0.16%	4,852	0.19%

Private equities	1,588		1,557
Hedge funds	476		472
Real estate partnerships	500		508
Mortgage loans	39	6.16%	40	6.56%
Trading securities	24		24
Other investments	336		349
Total other investments	2,963		2,950

Total investments	$74,041		$74,965

Net unrealized investment gains, net of tax, included in shareholders’ equity	$1,938		$1,861

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	March 31,	December 31,
	2010	2009
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,104	$2,574
Obligations of states and political subdivisions	41,406	41,333
Debt securities issued by foreign governments	1,922	1,957
Mortgage-backed securities - principally obligations of U.S. Government agencies	5,010	5,207
Corporates (including redeemable preferreds)	14,674	14,776
Total fixed maturities	$65,116	$65,847

Fixed Maturities

Quality Characteristics (1)

	March 31, 2010
	Amount	% of Total
Quality Ratings
Aaa	$27,700	42.6%
Aa	24,561	37.7
A	6,862	10.5
Baa	4,151	6.4
Total investment grade	63,274	97.2
Ba	831	1.3
B	656	1.0
Caa and lower	355	0.5
Total below investment grade	1,842	2.8
Total fixed maturities	$65,116	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.9

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Gross investment income
Fixed maturities	$713	$691	$703	$715	$691
Short-term securities	10	7	5	5	3
Other	(175)	(33)	63	105	66
	548	665	771	825	760
Investment expenses	6	7	8	12	7
Net investment income, pre-tax	542	658	763	813	753
Income taxes	68	111	147	160	143
Net investment income, after-tax	$474	$547	$616	$653	$610

Effective tax rate	12.6%	16.7%	19.2%	19.8%	18.9%

Average invested assets (1)	$72,720	$72,589	$73,515	$73,573	$72,659

Average yield pre-tax (1)	3.0%	3.6%	4.2%	4.4%	4.1%
Average yield after-tax	2.6%	3.0%	3.4%	3.5%	3.4%

(1)  Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Net realized investment gains (losses)
Fixed maturities	$(100)	$(2)	$19	$14	$22
Equity securities	(74)	1	2	3	8
Other (1) (2)	(40)	14	8	172	(5)
Realized investment gains (losses) before tax	(214)	13	29	189	25
Related taxes	(77)	5	8	59	9
Net realized investment gains (losses)	$(137)	$8	$21	$130	$16

Gross investment gains (1)	$105	$116	$132	$310	$89
Gross investment losses before impairments (1)	(135)	(73)	(84)	(96)	(54)
Net investment gains (losses) before impairments	(30)	43	48	214	35
Other-than-temporary impairment losses:
Total losses	(184)	(75)	(43)	(21)	(1)
Portion of losses recognized in accumulated other changes in equity from nonowner sources	—	45	24	(4)	(9)
Other-than-temporary impairment losses	(184)	(30)	(19)	(25)	(10)
Net realized investment gains (losses) before tax	(214)	13	29	189	25
Related taxes	(77)	5	8	59	9
Net realized investment gains (losses)	$(137)	$8	$21	$130	$16

	March 31,	June 30,	September 30,	December 31,	March 31,
	2009	2009	2009	2009	2010

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$732	$1,139	$3,142	$2,536	$2,653
Equity securities & other	71	157	262	294	296
Unrealized investment gains before tax	803	1,296	3,404	2,830	2,949
Related taxes	260	431	1,168	969	1,011

Balance, end of period	$543	$865	$2,236	$1,861	$1,938

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$76	$71	$39	$56	$26
Gross investment Treasury future losses	$76	$46	$50	$47	$33

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

(2)  In 4Q 2009, the Company sold a portion of its common stock holdings in Verisk Analytics, Inc. (Verisk) for total proceeds of approximately $184 million as part of the initial public offering of Verisk.  The Company recorded a pretax realized investment gain of $159 million on this sale in 4Q 2009.

The Travelers Companies, Inc.
Reinsurance Recoverables
($ in millions)

	March 31,	December 31,
	2010	2009
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$8,035	$8,138
Allowance for uncollectible reinsurance	(482)	(523)
Net reinsurance recoverables	7,553	7,615
Mandatory pools and associations	1,742	1,745
Structured settlements	3,432	3,456
Total reinsurance recoverables	$12,727	$12,816

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Reinsurer	Predominant Reinsurer	2010	2009
Swiss Re Group	A third highest of 16 ratings	$857	$895
Munich Re Group	A+ second highest of 16 ratings	791	779
Transatlantic Holdings, Inc.	A third highest of 16 ratings	452	485
XL Capital Group	A third highest of 16 ratings	392	398
Berkshire Hathaway Group	A++ highest of 16 ratings	384	386

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at March 31, 2010, after deducting mandatory pools and associations and structured settlement balances, $5.9 billion, or 78%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 22% net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 6% were balances from other companies not rated by A.M. Best Company.  In addition, $2.3 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at March 31, 2010.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent recoverables from annuities that were purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  In cases where the Company did not receive a release from the claimant, the Company retains the liability to the claimant in the event that the life insurance company fails to pay; accordingly, the Company continues to report the amount due from the life insurance company as a liability and as a recoverable for GAAP purposes. The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Group	Predominant Insurer	2010	2009
Old Mutual	A- fourth highest of 16 ratings	$1,043	$1,050
Metlife	A+ second highest of 16 ratings	526	529
Genworth	A third highest of 16 ratings	470	472
Symetra	A third highest of 16 ratings	285	286
ING Group	A third highest of 16 ratings	233	235

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010
Business Insurance
Beginning of period	$32,270	$32,043	$31,986	$31,750	$31,289
Incurred	1,592	1,603	1,479	1,240	1,547
Paid	(1,816)	(1,688)	(1,726)	(1,704)	(1,747)
Foreign exchange and other	(3)	28	11	3	(10)
End of period	$32,043	$31,986	$31,750	$31,289	$31,079

Financial, Professional & International Insurance
Beginning of period	$5,397	$5,503	$5,821	$5,970	$6,003
Incurred	437	448	459	403	513
Paid	(309)	(338)	(354)	(386)	(443)
Foreign exchange and other	(22)	208	44	16	(51)
End of period	$5,503	$5,821	$5,970	$6,003	$6,022

Personal Insurance
Beginning of period	$3,640	$3,610	$3,688	$3,637	$3,631
Incurred	1,130	1,249	1,152	1,093	1,289
Paid	(1,160)	(1,171)	(1,203)	(1,099)	(1,172)
End of period	$3,610	$3,688	$3,637	$3,631	$3,748

Total
Beginning of period	$41,307	$41,156	$41,495	$41,357	$40,923
Incurred	3,159	3,300	3,090	2,736	3,349
Paid	(3,285)	(3,197)	(3,283)	(3,189)	(3,362)
Foreign exchange and other	(25)	236	55	19	(61)
End of period	$41,156	$41,495	$41,357	$40,923	$40,849

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$185	$—	$—
Environmental	—	70	—	—	—
All other	(182)	(286)	(447)	(366)	(242)
Prior year development excluding accretion of discount	(182)	(216)	(262)	(366)	(242)
Accretion of discount	14	14	14	12	11
Total Business Insurance	(168)	(202)	(248)	(354)	(231)

Financial, Professional & International Insurance	(12)	(11)	(25)	(120)	(34)

Personal Insurance	(64)	(34)	(22)	(15)	(18)
Total	$(244)	$(247)	$(295)	$(489)	$(283)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Asbestos reserves
Beginning reserves:
Direct	$3,299	$3,216	$3,136	$3,251	$3,097
Ceded	(385)	(363)	(345)	(336)	(339)
Net	2,914	2,853	2,791	2,915	2,758
Incurred losses and loss expenses:
Direct	—	—	185	—	—
Ceded	—	—	—	—	—
Losses paid:
Direct	83	80	70	154	93
Ceded	(22)	(18)	(9)	3	(19)
Ending reserves:
Direct	3,216	3,136	3,251	3,097	3,004
Ceded	(363)	(345)	(336)	(339)	(320)
Net	$2,853	$2,791	$2,915	$2,758	$2,684

Environmental reserves
Beginning reserves:
Direct	$400	$378	$425	$411	$389
Ceded	14	14	3	3	4
Net	414	392	428	414	393
Incurred losses and loss expenses:
Direct	—	85	—	—	—
Ceded	—	(15)	—	—	—
Losses paid:
Direct	22	38	14	22	16
Ceded	—	(4)	—	(1)	—
Ending reserves:
Direct	378	425	411	389	373
Ceded	14	3	3	4	4
Net	$392	$428	$414	$393	$377

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Capitalization ($ in millions)

	March 31,	December 31,
	2010	2009
Debt

Short-term debt
Commercial paper	$100	$100
8.125% Senior notes due April 15, 2010 (1)	250	250
7.415% Medium-term notes due August 23, 2010	21	21
7.81% Private placement note due September 16, 2010	2	2
Total short-term debt	373	373

Long-term debt
7.22% Real estate non-recourse debt due September 1, 2011	9	9
7.81% Private placement note due September 16, 2011	2	2
5.375% Senior notes due June 15, 2012 (1)	250	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	1,000
Total long-term debt	6,165	6,165
Unamortized fair value adjustment	55	58
Unamortized debt issuance costs	(68)	(69)
	6,152	6,154
Total debt	6,525	6,527

Preferred equity	77	79

Common equity (excluding net unrealized investment gains, net of tax)	24,656	25,475

Total capital (excluding net unrealized investment gains, net of tax)	$31,258	$32,081

Total debt to capital (excluding net unrealized investment gains, net of tax)	20.9%	20.3%

(1)  Redeemable anytime with “make-whole” premium.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	March 31,	December 31,
	2010 (1)	2009

Statutory capital and surplus	$21,607	$23,195

GAAP adjustments

Goodwill and intangible assets	3,732	3,752

Investments	3,188	2,999

Noninsurance companies	(3,430)	(4,166)

Deferred acquisition costs	1,766	1,758

Deferred federal income tax	(1,115)	(1,038)

Current federal income tax	(86)	(90)

Reinsurance recoverables	255	255

Furniture, equipment & software	658	640

Employee benefits	(16)	(12)

Agents balances	118	110

Other	(6)	12

Total GAAP adjustments	5,064	4,220

GAAP shareholders’ equity	$26,671	$27,415

(1) Estimated and Preliminary

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Cash flows from operating activities
Net income	$662	$740	$935	$1,285	$647
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	214	(13)	(29)	(189)	(25)
Depreciation and amortization	206	209	187	195	216
Deferred federal income tax expense (benefit)	22	(53)	77	167	76
Amortization of deferred acquisition costs	944	953	967	949	929
Equity in (income) loss from other investments	194	58	(41)	(85)	(45)
Premiums receivable	(44)	(150)	282	276	(97)
Reinsurance recoverables	167	371	355	523	86
Deferred acquisition costs	(948)	(997)	(970)	(882)	(939)
Claims and claim adjustment expense reserves	(373)	22	(448)	(797)	(224)
Unearned premium reserves	64	163	25	(348)	86
Other	(295)	(327)	75	(67)	(179)
Net cash provided by operating activities	813	976	1,415	1,027	531

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,210	1,179	1,380	1,547	1,229
Proceeds from sales of investments:
Fixed maturities	630	1,234	342	599	1,646
Equity securities	16	15	6	28	19
Real estate	—	—	—	—	9
Other investments	92	48	77	294	114
Purchases of investments:
Fixed maturities	(2,265)	(2,006)	(2,079)	(3,297)	(2,175)
Equity securities	(12)	(6)	(4)	(2)	(5)
Real estate	(5)	(4)	(3)	(3)	(3)
Other investments	(112)	(74)	(76)	(87)	(104)
Net (purchases) sales of short-term securities	(451)	(772)	(122)	1,715	202
Securities transactions in course of settlement	398	(32)	222	(193)	95
Other	(84)	(121)	(66)	(55)	(75)
Net cash provided by (used in) investing activities	(583)	(539)	(323)	546	952

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Cash flows from financing activities
Payment of debt	(141)	—	(2)	—	—
Issuance of debt	—	494	—	—	—
Dividends paid to shareholders	(178)	(172)	(168)	(175)	(168)
Issuance of common stock - employee share options	10	18	48	104	123
Treasury stock acquired - share repurchase authorization	—	(750)	(970)	(1,539)	(1,407)
Treasury stock acquired - net employee share-based compensation	(27)	(1)	(1)	—	(38)
Excess tax benefits from share-based payment arrangements	1	1	2	4	4
Net cash used in financing activities	(335)	(410)	(1,091)	(1,606)	(1,486)

Effect of exchange rate changes on cash	—	10	3	2	(1)

Net increase (decrease) in cash	(105)	37	4	(31)	(4)
Cash at beginning of period	350	245	282	286	255
Cash at end of period	$245	$282	$286	$255	$251

Income taxes paid	$34	$329	$210	$303	$44
Interest paid	$63	$122	$63	$137	$63

The Travelers Companies, Inc. Financial Supplement - First Quarter 2010 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net realized and unrealized investment gains and losses, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses and, in the case of operating return on equity, unrealized investment gains or losses, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, discussion of loss reserve development is useful to investors as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net earned premiums.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding incremental impact of direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the company’s management, this is useful in an analysis of the profitability of the company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Debt to capital is the ratio of debt to the sum of shareholders’ equity and debt excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the company’s management, the debt to capital ratio is useful in an analysis of the company’s leverage.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain international and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which require a primarily credit-based underwriting process, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Ireland and Canada, and on an international basis through Lloyd’s.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance - The Personal Insurance segment writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.